Global Atlantic Portfolios

Global Atlantic American Funds® Managed Risk Portfolio

Global Atlantic Balanced Managed Risk Portfolio

Global Atlantic BlackRock Selects Managed Risk Portfolio (formerly Global Atlantic BlackRock Global Allocation Managed Risk Portfolio)

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio

Global Atlantic Growth Managed Risk Portfolio

Global Atlantic Moderate Growth Managed Risk Portfolio

Global Atlantic PIMCO Tactical Allocation Portfolio

Global Atlantic Select Advisor Managed Risk Portfolio

Global Atlantic Wellington Research Managed Risk Portfolio

(each a “Portfolio”)

(each a series of Forethought Variable Insurance Trust)

Class II Shares

Supplement dated July 12, 2019

to the Statement of Additional Information dated May 1, 2019

Effective immediately, under the heading “INVESTMENT ADVISER AND SUB-ADVISERS” in the table that sets forth the sub-advisory fees paid by the Adviser to the Portfolios’ Sub-Advisers for the last three fiscal years, the row relating to the Global Atlantic BlackRock Selects Managed Risk Portfolio is deleted and replaced with the following:

	Sub-Advisory Fees
	Dollars			Percentage
Portfolios	2016	2017	2018	2016	2017	2018
Global Atlantic BlackRock Selects Managed Risk Portfolio	$416,475	$420,048	$414,531	0.15%	0.15%	0.15%

This Supplement and the Summary Prospectuses, Prospectus, and Statement of Additional Information provide information that you should know before investing in a Portfolio. These documents have been filed with the Securities and Exchange Commission and are incorporated herein by reference. These documents are available upon request and without charge by calling Shareholder Services at 1-877-881-7735.

Please retain this Supplement for future reference.

FVIT-1032_071219